Exhibit 10.46

[REDACTED COPY]

SECOND AMENDMENT TO SECURED PROMISSORY

NOTE PURCHASE AGREEMENT

This Second Amendment to Secured Promissory Note Purchase Agreement (this “Agreement”) is dated as of June 5, 2025, by and among Silver Valley Metals Corp., an Idaho corporation, having its business address at 1 Mine Road, Kellogg, ID 83837, as borrower (the “Borrower” or “Silver Valley”), Bunker Hill Mining Corp., an Idaho corporation, as parent (the “Parent” or “Bunker Hill”), and Monetary Metals Bond III LLC, a Delaware limited liability company, as purchaser (together with its successors and assigns, the “Purchaser”).

WHEREAS, on August 8, 2024, the Purchaser made a loan (the “Loan”) to the Borrower in the aggregate principal amount equal to the U.S. dollar equivalent of up to 1,200,000 troy ounces of silver, pursuant to that certain Secured Promissory Note Purchase Agreement, dated as of August 8, 2024, by and among the Borrower, the Parent, and the Purchaser, as amended by that certain First Amendment to Secured Promissory Note Purchase Agreement, dated as of November 11, 2024 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Note Purchase Agreement”), which the Loan is evidenced by that certain Secured Promissory Note, dated as of August 8, 2024, made by the Borrower to the Purchaser (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Note”);

WHEREAS, the Borrower has requested, and the Purchaser has agreed, to amend the Note Purchase Agreement on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to Section 9.7 of the Note Purchase Agreement, the amendments requested by the Borrower must be contained in a written agreement signed by the Borrower and the Purchaser; and

WHEREAS, the Borrower and Parent wish to confirm to the Purchaser that the Collateral continues to apply to the Obligations (as such terms are defined in the Security Agreement).

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given them in the Note Purchase Agreement, as amended hereby.

1.2 The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context otherwise requires, references herein to “Sections” are to Sections of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. This Agreement constitutes a Transaction Document for all purposes under the Note Purchase Agreement.

1.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts of law principles that would result in the application of the laws of any other nation or state.

2.	Amendments

2.1	The Note Purchase Agreement is hereby amended as follows:

(a)	The definition of “Guarantee” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Guarantee” means the Guarantee, dated as of August 8, 2024, issued by the Parent for the benefit of the Purchaser, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(b)	The definition of “Intercompany Subordination and Postponement Agreement” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Intercompany Subordination and Postponement Agreement” means the Intercompany Subordination and Postponement Agreement, dated as of August 8, 2024, between the Parent, the Borrower and the Purchaser, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(c)	The definition of “Intercreditor Agreement” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Intercreditor Agreement” means the Intercreditor and Subordination Agreement, dated as of August 8, 2024, as amended and restated by that certain Amended and Restated Intercreditor and Subordination Agreement, dated as of June 5, 2025, by and among the Purchaser, Sprott Private Resource Streaming and Royalty (US Collector), LP, Sprott Private Resource Streaming and Royalty (Collector), LP, Teck Metals Ltd., MineWater Finance LLC, MineWater LLC, MW HH LLC, the Borrower and the Parent and all other documents, agreements, exhibits, schedules or instruments contemplated thereby or executed in connection therewith, each as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(d)	The definition of “Mortgage, Assignment of Production, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Mortgage” means the Mortgage, Assignment of Production, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of August 8, 2024, by and between the Purchaser and Borrower, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(e)	The definition of “Permitted Debt” now appearing in Section 1 of the Note Purchase Agreement is hereby amended by adding immediately at the start of subsection (vii) therein, the following:

“(vii) obligations in respect of surety or performance bonds and/or letters of credit required to be provided to the EPA as set out in Schedule 1 of the Disclosure Letter or”

(f)	The definition of “Security Agreement” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Security Agreement” means the Security Agreement dated as of August 8, 2024, made by and among the Purchaser, the Parent and the Borrower, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(g)	The definition of “Security Documents” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Security Documents” means the (i) Share Pledge Agreement; (ii) Security Agreement; (iii) Mortgage; and (iv) Intercompany Subordination and Postponement Agreement; and in all cases, all other documents, agreements, exhibits, schedules or instruments contemplated thereby or executed in connection therewith, each as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(h)	The definition of “Share Pledge Agreement” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Share Pledge Agreement” means the Pledge Agreement, dated as of August 8, 2024, made by and between the Purchaser and the Parent, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(i)	The definition of “Transaction Documents” now appearing in Section 1 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Transaction Documents” means collectively, this Agreement, the Note, the Security Documents, the Guarantee, the Intercreditor Agreement, and all other agreements, documents, certificates, and instruments executed and delivered by the Parent, the Borrower, and each Subsidiary of the Borrower that is or becomes a party to a Transaction Document as well as any third party that is a party thereto, in accordance herewith or therewith, each as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions.

(j)	Section 1 of the Note Purchase Agreement is hereby amended by adding, as new definitions thereto in the appropriate alphabetical order, the following:

“Applicable Law” means any federal, provincial, state, local or municipal statute, law (including the common law), ordinance, rule having the force of law, regulation, by-law (zoning or otherwise) or order of any Governmental Authority or rule of any stock exchange or securities commission, applicable to a Person or any of its properties, assets, business or operations.

“Good Practice Standards” means, in relation to mining (including all relevant disciplines pertaining thereto, such as metallurgy, processing, engineering, environmental and governance matters, relations with community and indigenous peoples and other social matters), those policies, practices, methods and acts engaged in or approved by a Person which, in the conduct of its undertaking, exercises that degree of safe and efficient practice, diligence, prudence, and foresight reasonably and ordinarily exercised and most commonly accepted by reputable, skilled and experienced operators engaged in the mining industry in the United States.

“Governmental Authority” means any government whether federal, provincial, state or municipal and any governmental agency, governmental authority, governmental tribunal, court, governmental commission (including a securities commission) of any kind whatsoever, any subdivision, agency, commission, board or authority of any of the foregoing or any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the amount of any of the foregoing or any stock exchange or securities commission, having jurisdiction.

“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators, or any successor instrument, rule or policy.

“Obligors” means both the Purchaser and Borrower.

“PEA” means the technical report and preliminary economic assessment for underground milling and concentration of lead, silver and zinc at the Mine dated December 29, 2021 and effective November 29, 2021, as amended and restated as of February 22, 2022 effective January 7, 2022 and as further updated and revised by Management’s 9 plus 3 model dated October 30, 2024 titled “9^M3 Forecast Consolidated Optimization incl AP catch up” and delivered to the Administrative Agent on November 15, 2024.

“Person” shall be broadly interpreted and includes an individual, body corporate, partnership, joint venture, trust, association, unincorporated organization, any Governmental Authority or any other entity recognized by law.

“Second Amendment Date” means June 5, 2025.

(k)	Section 2 of the Note Purchase Agreement is hereby amended by deleting the words “(the “Note”)” from such Section and substituting in lieu thereof the words “(as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Note”).”

(l)	Section 3.3(b) of the Note Purchase Agreement is hereby amended by deleting the words “January 31, 2025” from such Section and substituting in lieu thereof the words “June 30, 2025.”

(m)	Section 5.12 of the Note Purchase Agreement is hereby amended in its entirety to read:

Disclosure.

(a)	The Obligors have provided the Purchaser with all material information relating to the Project and prepared by or on behalf of the current management of the Obligors and that has been made available or delivered to any other party to the Intercreditor Agreement, including forecasts, projections, mine plans, budgets and environmental audits, assessments, studies and tests, including any environmental and social impact assessment study reports, and all such information was prepared in good faith and on the basis of assumptions that the management of the Obligors believe to be reasonable at the time of preparation, subject to any material changes of which the Obligors have informed the Purchaser in writing and includes, but is not limited to, all information requested by the Purchaser in connection with its decision to purchase the Note and undertake the transactions contemplated herein, and as of the date of that certain Monetary Metals Bond III, LLC Preliminary Private Placement Memorandum, dated as of July 19, 2024 (in each case, excluding, for the purposes of this representation and warranty, any pricing information omitted in this offering document and any information derived from such pricing information), and of that certain Monetary Metals Bond III, LLC Final Private Placement Memorandum, dated on or about the week of August 6, 2024 and that certain Monetary Metals Bond III, LLC Final Private Placement Memorandum, dated on or about the week of November 4, 2024 (together with all Posted Information (as defined therein), the “MM Bond III PPM”), the MM Bond III PPM (as may be amended or supplemented as of any such time), does not and will not contain any untrue statement of a material fact and does not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)	None of the representations or warranties made by the Obligors herein as of the date of such representations and warranties, and the statements contained in any other information, certificates, exhibits or reports, furnished by or on behalf of the Obligors to the Purchaser in connection herewith, when taken as a whole, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not materially misleading.

(c)	To the knowledge of the management of the Obligors, all material information relating to the Project prepared at the request of current management of the Obligors by third parties and that has been made available or delivered to the Purchaser including forecasts, projections, mine plans, budgets and environmental audits, assessments, studies and tests, including any material environmental and social impact assessment study reports, was prepared in good faith and does not contain materially incorrect information.

(d)	The Obligors do not have knowledge of any change to the facts and assumptions underlying the estimates in the PEA that would reasonably be expected to result in a material adverse change in any cost, price, reserves, resources or other relevant information in the PEA. All material information regarding the Project, including drill results, technical reports and studies, that are required to be disclosed by Applicable Laws, have been publicly disclosed by the Obligors in compliance, in all material respects, with Applicable Laws.

(e)	As of the date hereof, all material information relating to the Project mineralization prepared by or on behalf of the current management of the Obligors has been made available or delivered to the Purchaser and, to the knowledge of the management of the Obligors, such information and the reports and information delivered to the Purchaser have been prepared in a manner which is consistent with Good Practice Standards, the statements, assumptions and projections contained therein are fair and reasonable as and when produced and, to the knowledge of the management of the Obligors, have been arrived at after reasonable inquiry having been made in good faith by the Persons responsible therefor. The estimated mineral resources relating to the Property as of the date hereof are as stated in the PEA. The Obligors are in compliance in all material respects with NI 43-101 in connection with the disclosure of scientific or technical information made by the Obligors concerning the Project. The Obligors have duly filed with the applicable regulatory authorities in compliance in all material respects with Applicable Laws all reports required by NI 43-101 in connection with the Project, and all such reports were prepared in accordance with the requirements of NI 43-101 in all material respects. As of the date hereof, there are no outstanding unresolved comments of the TSX Venture Exchange (the “TSX-V”) or any securities regulator in the provinces of British Columbia, Alberta and Ontario in respect of the technical disclosure relating to the Project made in the documents which have been filed by or on behalf of the Obligors with the relevant securities regulators pursuant to the requirements of Applicable Laws, including all documents publicly available on the Parent’s SEDAR+ profile.

(f)	The Obligors are in compliance in all material respects with all timely and continuous disclosure obligations under Applicable Laws, including National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators, and the policies, rules and regulations of the TSX-V and, without limiting the generality of the foregoing, except as disclosed to the Purchaser, there has been no “material change”, as defined in the Securities Act (Ontario) (actual, or, to the knowledge of the Obligors, proposed or prospective, whether financial or otherwise) in the business, results of operations, prospects, assets, liabilities (contingent or otherwise) or capital or financial condition of the Obligors on a consolidated basis which has not been publicly disclosed within the period required by National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators, and except as disclosed to the Purchaser, the Obligors have not filed any confidential material change reports which remain confidential as of the date hereof.

(n)	Section 9.9(e) of the Note Purchase Agreement is hereby amended by adding, immediately after the end of subsection (b) therein, the following:

“(b) in connection with any additional tranches issued after the first tranche and on or before December 31, 2024, such number of warrants that is equal to two times the number of Ounces of Silver advanced by the Purchaser under such tranche; and”

(o)	Section 9.9(e) of the Note Purchase Agreement is hereby amended by adding, immediately after the end of subsection (b) therein, the following:

“(c) in connection with any additional tranches following the Second Amendment Date, such number of warrants that the parties will agree upon prior to the issuance thereof and subject to the prior approval of the TSXV Venture Exchange.”

(p)	Schedule 1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

(q)	Schedule 5.3 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 5.3 attached hereto.

(r)	Schedule 5.7 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 5.7 attached hereto.

(s)	Schedule 5.15 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with Schedule 5.15 attached hereto.

(t)	Annex A of the Note Purchase Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto.

3.	Representations and Warranties

3.1 Each of the Borrower and the Parent hereby represents and warrants as follows to the Purchaser and acknowledges and confirms that the Purchaser is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly formed, amalgamated or incorporated, as the case may be, and is validly subsisting under the laws of its jurisdiction of formation, amalgamation or incorporation, as the case may be, and has all the requisite capacity, power and authority to carry on its business as presently conducted and to own its property.

(ii)	It has the requisite capacity, power and authority to execute, deliver, and perform this Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Agreement, and this Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

(c)	Compliance with Other Instruments

The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated herein do not conflict with, result in any breach or violation of, or constitute a default under the terms, conditions or provisions of its articles, by-laws or other constating documents or any shareholder agreement relating to it, or of any law, regulation, judgment, decree or order binding on or applicable to it or to which its property is subject or of any material agreement, lease, licence, permit or other instrument to which it or any of its Subsidiaries is a party or is otherwise bound or by which any of them benefits or to which any of their property is subject and do not require the consent or approval of any Governmental Authority or any other party.

(d)	No Default

No Default or Event of Default has occurred or is continuing, or will result from, this Agreement.

(e)	Representations and Warranties

Each of the representations and warranties made by it herein or in or pursuant to the Transaction Documents is true and correct on and as of the Effective Date (as defined herein) as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement, notwithstanding any investigations or examinations which may be made by or on behalf of the Purchaser or Purchaser’s counsel. Such representations and warranties shall survive until the Note Purchase Agreement has been terminated.

4.	Conditions Precedent

4.1 This Agreement shall become effective upon the date (the “Effective Date”) on which the Purchaser shall have received all of this Agreement, duly executed and delivered by the parties hereto.

5.	Confirmation of Note Purchase Agreement and other Transaction Documents

5.1 The Note Purchase Agreement and the other Transaction Documents to which the Borrower or the Parent is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Note Purchase Agreement, as amended by this Agreement, and each of the other Transaction Documents to which the Borrower or the Parent is a party is hereby ratified and confirmed by the Borrower or the Parent, as applicable, and shall, from and after the date hereof, continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective from and as of the date hereof (upon satisfaction of the condition precedent set forth in Section 4 hereof).

5.2 Each of the Borrower and the Parent hereby confirms and agrees that each of the Security Documents to which it is a party is and shall remain in full force and effect in all respects notwithstanding this Agreement and the amendments contained therein and shall continue to exist and apply to all of the Obligations (as such term is defined in the Security Agreement) of the Borrower and the Parent, including, without limitation, the Obligations of the Borrower under, pursuant or relating to the Note Purchase Agreement, as amended by this Agreement.

5.3 The confirmations in this Section 5 are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Note Purchase Agreement or any Collateral, as the case may be.

6.	Further Assurances

Each of the Borrower, the Parent and the Purchaser shall promptly cure any default by them in the execution and delivery of this Agreement, the other Transaction Documents or any of the agreements provided for hereunder to which it is a party. The Borrower and the Parent at the Borrower’s expense, shall promptly execute and deliver to the Purchaser, upon request by the Purchaser, all such other and further deeds, agreements, opinions, certificates, instruments, affidavits, registration materials and other documents as may reasonably be required by the Purchaser in order to give full effect to the intent of and effect compliance by the Borrower and the Parent with the covenants and agreements of the Borrower and the Parent hereunder.

7.	Successors and Assigns

This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the Note Purchase Agreement.

8.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by sending a scanned copy by electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

9.	Costs and Expenses

The Borrower agrees to pay or reimburse the Purchaser for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Purchaser.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date and year first above written.

BORROWER:

SILVER VALLEY METALS CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President

By:	/s/ Gerbrand van Heerden
Name:	Gerbrand van Heerden
Title:	Treasurer

PARENT:

BUNKER HILL MINING CORP.

By:	/s/ Sam Ash
Name:	Sam Ash
Title:	President & Chief Executive Officer and Director

By:	/s/ Gerbrand van Heerden
Name:	Gerbrand van Heerden
Title:	Chief Financial Officer and Corporate Secretary

[Signatures Continue on Next Page]

[Signature Page to Second Amendment to Secured Promissory Note Purchase Agreement]

PURCHASER:

MONETARY METALS BOND III LLC

By:	/s/ Keith Weiner
Name:	Keith Weiner
Title:	Chief Executive Officer, Founder

[End of Signatures]

[Signature Page to Second Amendment to Secured Promissory Note Purchase Agreement]

SCHEDULE 1

[Schedule Redacted - PERMITTED DEBT; PERMITTED LIENS]

SCHEDULE 5.3

[Schedule Redacted - LITIGATION; LABOR DISPUTES AND ACTS OF GOD]

SCHEDULE 5.7

[Schedule Redacted – CAPITALIZATION]

SCHEDULE 5.15

[Schedule Redacted – INSURANCE]

ANNEX A

DESCRIPTION OF THE PROJECT

The construction and development of the Bunker Hill Mine located in Coeur D’Alene Mining District, in the cities of Kellogg and Wardner and in Shoshone County, Idaho USA (which includes the project mining claims listed below) (the “Mine”), including the acquisition of the Mine and the settlement of liabilities owing to the EPA, when due.

Project Mining Claims

Primary Claims

Claim Name	M.S. #	Section	Township	Range
Ace	2583	12	48 North	2 East
African	2624	13	48 North	2 East
Alla	1228	13	48 North	2 East
Allie	1229	13	48 North	2 East
Apex	3361	2	47 North	2 East
Arizona	1488	12	48 North	2 East
Band	2507	2	48 North	2 East
Bear	2081	13	48 North	2 East
Bee	2072	12	48 North	2 East
Berniece	1620	14	48 North	2 East
Beta	3471	13	48 North	2 East
Blue Bird	3361	2	47 North	2 East
Boer	2599	12	48 North	2 East
Bonanza Fraction	1228	13	48 North	2 East
Bought Again	1229	13	48 North	2 East
Brady	2584	12	48 North	2 East
Buckeye	2250	13	48 North	2 East
Butte	3361	2	47 North	2 East

Claim Name	M.S. #	Section	Township	Range
Butternut	1916	13	48 North	2 East
Cariboo	1220	11	48 North	2 East
Carter	1466	14	48 North	2 East
Chain	2078	12	48 North	2 East
Cheyenne	2249	12	48 North	2 East
Chief No. 2	2862	11	48 North	2 East
Club	2583	12	48 North	2 East
Combination	2072	12	48 North	2 East
Confidence	2328	12	48 North	2 East
Coxey	1466	14	48 North	2 East
Cypress	2429	12	48 North	2 East
Deadwood	1466	11	48 North	2 East
Debs	1466	11	48 North	2 East
Dewey	2081	13	48 North	2 East
Diamond	2583	12	48 North	2 East
Drew	2587	13	48 North	2 East
East	1228	13	48 North	2 East
Emily Grace	2587	13	48 North	2 East
Emma	550	12	48 North	2 East
Ethel	2966	11	48 North	2 East
Evans	2611	12	48 North	2 East
Excelsior	1356	11	48 North	2 East
F	2587	24	48 North	2 East
Flagstaff	2328	12	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Flagstaff No. 2	2921	12	48 North	2 East
Flagstaff No. 4	2921	12	48 North	2 East
Foster	2587	13	48 North	2 East
Good Luck	1220	11	48 North	2 East
Goth	3214	2	48 North	2 East
Grant	2369	11, 12	48 North	2 East
Grant	2599	12	48 North	2 East
Gun	2611	18	48 North	3 East
Gus	2624	13	48 North	2 East
Hamilton	1466	14	48 North	2 East
Hamilton Fraction	1619	11	48 North	2 East
Hard Cash	1466	11	48 North	2 East
Harrison	1664	11	48 North	2 East
Hawk	2072	12	48 North	2 East
Heart	2511	12	48 North	2 East
Helen Marr	2452	12	48 North	2 East
Hemlock	2452	13	48 North	2 East
Hickory	2432	13	48 North	2 East
Homestake	1916	13	48 North	2 East
Hornet	1325	12	48 North	2 East
Idaho	2072	12	48 North	2 East
Iowa	2072	12	48 North	2 East
Ironhill	1228	13	48 North	2 East
Ito	2081	13	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Jack	2511	12	48 North	2 East
Jersey Fraction	1220	12	48 North	2 East
Josie	1229	13	48 North	2 East
K-24	2080	14	48 North	2 East
K-4	2080	14	48 North	2 East
K-40	2587	24	48 North	2 East
Katherine	2966	11	48 North	2 East
Key	2511	12	48 North	2 East
King	1325	12	48 North	2 East
Kirby Fraction	2654	12	48 North	2 East
Lackawana	614	13	48 North	2 East
Lacrosse	1228	13	48 North	2 East
Last Chance	551	12	48 North	2 East
Likely	1298	12	48 North	2 East
Lilly	2587	12	48 North	2 East
Lincoln	2187	12	48 North	2 East
Lucia	3390	14	48 North	2 East
Lucky Chance	1349	18	48 North	3 East
Maine	2626	11	48 North	2 East
Manchester	2966	11	48 North	2 East
Maple	1229	13	48 North	2 East
Marblehead	3390	10	48 North	2 East
Margaret	3390	14	48 North	2 East
Mashonaland	1227	13	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Matabelaland	1227	13	48 North	2 East
McClellan	2654	12	48 North	2 East
McClelland	1681	11	48 North	2 East
Miles	2654	12	48 North	2 East
Miners Delight	1228	13	48 North	2 East
Missouri	2080	14	48 North	2 East
Mountain King	1620	14	48 North	2 East
Mountain Queen	1620	14	48 North	2 East
Nancy B.	3390	11	48 North	2 East
Nellie	2583	11	48 North	2 East
Nevada	1466	14	48 North	2 East
New Era	1527	12	48 North	2 East
96	1715	11	48 North	2 East
No. 1	1357	11	48 North	2 East
No. 2	1357	11	48 North	2 East
No. 3	1357	11	48 North	2 East
No. 4	1357	11	48 North	2 East
No Name	1228	13	48 North	2 East
Norman	2368	11	48 North	2 East
Oakland	569	11	48 North	2 East
Offset	1229	13	48 North	2 East
Ollie McMillin	1228	13	48 North	2 East
Ontario Fraction	755	11	48 North	2 East
Oregon	2274	15	48 North	3 East

Claim Name	M.S. #	Section	Township	Range
Overlap	2052	12	48 North	2 East
Oyama	2081	13	48 North	2 East
Olympia	3390	10	48 North	2 East
Packard	1413	2	48 North	2 East
Phil	3390	14	48 North	2 East
Phillippine	1663	2	48 North	2 East
Pitt	2654	12	48 North	2 East
Princess	1633	11	48 North	2 East
Quaker	1414	2	48 North	2 East
Queen	2511	12	48 North	2 East
Rambler	1041	11	48 North	2 East
Republican Fraction	959	12	48 North	2 East
Roman	2583	11	48 North	2 East
Rookery	1229	13	48 North	2 East
Roy	2624	13	48 North	2 East
Royal Knight	1639	11	48 North	2 East
S-11	2081	13	48 North	2 East
S-12	2081	13	48 North	2 East
S-13	2081	13	48 North	2 East
Sampson	1328	12	48 North	2 East
Sampson	2081	13	48 North	2 East
San Carlos	750	12	48 North	2 East
Sarnia	2081	13	48 North	2 East
Scelinda No. 1	2921	1	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Scelinda No. 2	2921	1	48 North	2 East
Scelinda No. 3	2921	1	48 North	2 East
Scelinda No. 4	2921	1	48 North	2 East
Scelinda No. 5	2921	1	48 North	2 East
Scelinda No. 7	2921	1	48 North	2 East
Scelinda No. 8	2921	1	48 North	2 East
Schofield	1228	13	48 North	2 East
Skookum	615	12	48 North	2 East
Scorpion Fraction	2072	12	48 North	2 East
Sierra Nevada	554	12	48 North	2 East
Silver	2587	13	48 North	2 East
Silver King	1639	11	48 North	2 East
Sims	2186	12	48 North	2 East
Sold Again Fraction	933	12	48 North	2 East
Southern Beauty	1620	14	48 North	2 East
Spade	2583	12	48 North	2 East
Spokane	2509	12	48 North	2 East
Spruce Fraction	2432	13	48 North	2 East
Stemwinder	1830	12	48 North	2 East
Stopping	1227	13	48 North	2 East
Stuart No. 2	2966	11	48 North	2 East
Stuart No. 3	2966	11	48 North	2 East
Sugar	2862	11	48 North	2 East
Sullivan	2966	11	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Summit	1228	13	48 North	2 East
Susie	1229	13	48 North	2 East
Taft	2611	18	48 North	3 East
Teddy	2511	12	48 North	2 East
Timothy Fraction	2274	18	48 North	3 East
Tip Top	1041	11	48 North	2 East
Trump	2624	13	48 North	2 East
Tyler	546	12	48 North	2 East
Utah	1882	12	48 North	2 East
Viola	562	12	48 North	2 East
Washington	2072	12	48 North	2 East
Waverly	1620	14	48 North	2 East
Wheelbarrow	1526	12	48 North	2 East
William Lambert Fraction	1945	2	48 North	2 East
Yale	2611	13	48 North	2 East
Zululand	1227	13	48 North	2 East

This Primary Claims set contains all resource material included in the 2021 PEA Mineral Resource Estimate, as well as those areas listed in the historic 1991 reserves. Due to the inconsistent orientation and nature of the mineralization underlying the above parcels, the Primary Royalty rate will be applied to all extracted and processed mineralized material lying under and within Primary Claims’ area, up to 90 degrees nadir along the Primary Claims’ boundaries.

In order to accommodate the down-dip potential on structures included within the 2021 PEA Mineral Resource Estimate and historic 1991 historic reserves report, all material processed interstitial to existing development, along strike but within the Primary Claims’ boundary restrictions listed in the above paragraph, and continuously down-dip to the termination of the structure, the following zones will constitute Primary Claims and be assigned a 1.85% royalty rate: Shea, Tallon, Ike/Truman, Emery, J, Mac, Francis/FW Francis. These names are taken to be the names used during past production and denote discrete mineralized structures. This rule is added to the overlying royalty rate’s material restrictions to reflect a more typical “Apex Law” situation for tabular mineralized zones and applies only to those structures listed above. Splays and associated structures that connect geologically to those listed above will receive the Primary Royalty rate of the main structure.

GGS Claims

Claim Name	M.S. #	Section	Township	Range
Adath	2976	22	48 North	2 East
Alykris	2976	22	48 North	2 East
Anna Laura	2976	22	48 North	2 East
Atlas	2976	22	48 North	2 East
Atlas No. 1	2976	22	48 North	2 East
B	2587	24	48 North	2 East
Battleship Oregon	3390	14	48 North	2 East
Black	2081	13	48 North	2 East
Brown	2081	13	48 North	2 East
Charly T.	3390	14	48 North	2 East
E	2587	24	48 North	2 East
Edna	2587	13	48 North	2 East
85	2077	15	48 North	2 East
Fraction	2976	22	48 North	2 East
Gay	2976	22	48 North	2 East
Hoover No. 1	2975	13	48 North	2 East
Hoover No. 2	2975	13	48 North	2 East
Hoover No. 3	2975	13	48 North	2 East
Hoover No. 4	2975	13	48 North	2 East
Hoover No. 5	2975	13	48 North	2 East
Iowa No. 2	2077	15	48 North	2 East
K-1	2080	14	48 North	2 East
K-10	2077	15	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
K-11	2077	15	48 North	2 East
K-12	2077	15	48 North	2 East
K-13	2077	15	48 North	2 East
K-14	2080	14	48 North	2 East
K-15	2080	14	48 North	2 East
K-16	2077	14	48 North	2 East
K-17	2077	15	48 North	2 East
K-2	2080	14	48 North	2 East
K-25	2080	14	48 North	2 East
K-26	2080	14	48 North	2 East
K-27	2080	14	48 North	2 East
K-28	2077	15	48 North	2 East
K-3	2080	14	48 North	2 East
K-30	2077	14	48 North	2 East
K-31	2077	14	48 North	2 East
K-32	2077	22	48 North	2 East
K-33	2080	23	48 North	2 East
K-34	2080	23	48 North	2 East
K-35	2080	23	48 North	2 East
K-36	2080	23	48 North	2 East
K-37	2080	23	48 North	2 East
K-38	2080	23	48 North	2 East
K-5	2080	14	48 North	2 East
K-7	2080	14	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
K-8	2080	14	48 North	2 East
K-9	2080	14	48 North	2 East
Kansas	2080	14	48 North	2 East
Lilly May	1220	12	48 North	2 East
Little Ore Grande	2977	23	48 North	2 East
Mabundaland	1227	13	48 North	2 East
Medium	2587	13	48 North	2 East
Missouri No. 2	2077	15	48 North	2 East
91	2077	15	48 North	2 East
92	2077	15	48 North	2 East
No. 1	2587	24	48 North	2 East
No. 2	2587	24	48 North	2 East
North Midland	3108	24	48 North	2 East
Orbit	3097	23	48 North	2 East
Ore Grande No. 1	2977	23	48 North	2 East
Ore Grande No. 2	2977	23	48 North	2 East
Ore Grande No. 3	2977	23	48 North	2 East
Ore Grande No. 4	2977	23	48 North	2 East
Ore Grande No. 5	2977	23	48 North	2 East
Ore Shoot	3097	23	48 North	2 East
Oreano	3097	23	48 North	2 East
Orient	3097	23	48 North	2 East
Oriental Orphan	3097	23	48 North	2 East
Orpheum	3097	23	48 North	2 East
Panorama	2976	23	48 North	2 East
Penfield	2587	13	48 North	2 East
Red Deer	2976	22	48 North	2 East
S-10	2081	13	48 North	2 East
Setzer	2976	22	48 North	2 East
Texas	2080	14	48 North	2 East

The GGS Royalty rate will apply to all GGS Claims either partly or wholly-covered by the ground geophysical survey announced on June 16, 2021

Residual Claims

Claim Name	M.S. #	Section	Township	Range
A	2587	24	48 North	2 East
Alfred	1628	2	48 North	2 East
Anaconda	3361	2	47 North	2 East
Apex No. 2	3361	1	47 North	2 East
Apex No. 3	3361	1	47 North	2 East
Army	3096	22	48 North	2 East
Asset	2611	12	48 North	2 East
Baby (1/6th interest)	2856	3	47 North	2 East
Black Diamond	3423	10	48 North	3 East
Blue Grouse	3361	2	47 North	2 East
Bob White	3361	2	47 North	2 East
Bonanza King Millsite	2868	8	48 North	3 East
Brooklyn	2201	10	48 North	2 East
Butte Fraction	3361	2	47 North	2 East
C	2587	24	48 North	2 East
Carbonate	3423	3	48 North	3 East
Castle	3503	17	48 North	2 East
Childs	2611	12	48 North	2 East
Comstock	1345	18	48 North	3 East
Cougar	3361	2	47 North	2 East
D	2587	24	48 North	2 East
Daisy	1345	18	48 North	3 East
Dandy	1345	18	48 North	3 East

Claim Name	M.S. #	Section	Township	Range
Danish	1503	2	48 North	2 East
East Midland	3108	19	48 North	3 East
Eli	2611	18	48 North	3 East
Enterprise	3423	3	48 North	3 East
Enterprise Extension	3423	10	48 North	3 East
Evening Star	2274	15	48 North	3 East
Evening Star Fraction	2274	15	48 North	3 East
Fairview	621	18	48 North	3 East
Flagstaff No. 3	2921	12	48 North	2 East
Galena	3361	1	47 North	2 East
Gelatin	3423	10	48 North	3 East
Giant	3423	3	48 North	3 East
Good Enough	1628	2	48 North	2 East
Huckleberry No. 2	3361	2	47 North	2 East
Jackass	586	13	48 North	2 East
Jessie	1345	18	48 North	3 East
Julia	1345	18	48 North	3 East
Justice	1345	18	48 North	3 East
K-18	2077	15	48 North	2 East
K-19	2077	15	48 North	2 East
K-20	2077	15	48 North	2 East
K-21	2077	14	48 North	2 East
K-22	2077	14	48 North	2 East
K-23	2077	15	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
K-29	2077	15	48 North	2 East
K-39	2077	15	48 North	2 East
K-6	2080	14	48 North	2 East
Keystone (1/6th interest)	2856	3	47 North	2 East
L-1	3214	2	48 North	2 East
L-2	3214	9	48 North	2 East
L-3	3214	9	48 North	2 East
Leopard	3361	2	47 North	2 East
Lesley	2977	23	48 North	2 East
Lesley No. 2	2977	23	48 North	2 East
Lesley No. 3	2977	23	48 North	2 East
Long John	3179	7	48 North	3 East
Lydia Fraction	1723	2	48 North	2 East
Lynx	3361	35	47 North	2 East
Mabel	1723	2	48 North	2 East
MacBenn	3361	2	47 North	2 East
Maggie	1628	2	48 North	2 East
Manila	1723	2	48 North	2 East
Marin	3361	2	47 North	2 East
Marko	3051	7	48 North	3 East
Maryland	2274	15	48 North	3 East
McRooney	2966	11	48 North	2 East
Midland	3108	19	48 North	3 East
Midland No. 1	3108	24	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Midland No. 3	3108	24	48 North	2 East
Midland No. 4	3108	24	48 North	2 East
Midland No. 5	3108	24	48 North	2 East
Midland No. 6	3108	24	48 North	2 East
Midland No. 7	3108	24	48 North	2 East
Midland No. 8	3108	24	48 North	2 East
Milo Millsite	2869	8, 17	48 North	3 East
Minnesota	2077	15	48 North	2 East
Missing Link	2587	24	48 North	2 East
Monmouth	2274	15	48 North	3 East
Monte Carlo No. 1	3177	18	48 North	3 East
Monte Carlo No. 2	3177	18	48 North	3 East
Monte Carlo No. 3	3177	7, 18	48 North	3 East
Monte Carlo No. 4	3177	7, 18	48 North	3 East
Monte Carlo No. 5	3177	18	48 North	3 East
Navy	3096	22	48 North	2 East
New Jersey	2201	10	48 North	2 East
Nick	2611	18	48 North	3 East
North Wellington	2977	23	48 North	2 East
O.K.	1723	2	48 North	2 East
O.K. Western	1723	2	48 North	2 East
Ophir	1345	18	48 North	3 East
Oracle	3097	23	48 North	2 East
Oregon	2072	12	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Oregon No. 2	2274	15	48 North	3 East
Ox	2611	18	48 North	3 East
Peak	2587	24	48 North	2 East
Pete	3389	10	48 North	2 East
Pheasant	3361	2	47 North	2 East
Prominade	3389	10	48 North	2 East
Reeves	1412	2	48 North	2 East
Robbin	3361	2	47 North	2 East
Rolling Stone	619	18	48 North	3 East
Rolling Stone	3423	10	48 North	3 East
Ruth	2611	18	48 North	3 East
S-9	2081	19	48 North	3 East
Sam	3389	10	48 North	2 East
Schute Fraction	2201	10	48 North	2 East
Sherman	2611	12	48 North	2 East
Silver Chord	2274	15	48 North	3 East
Silver King Millsite	3563	2	48 North	2 East
Simmons	2611	12	48 North	2 East
Snowline	2587	25	48 North	2 East
Sonora	3361	2	47 North	2 East
Spokane Central No. 1	3472	19	48 North	3 East
Spokane Central No. 2	3472	20	48 North	3 East
Spokane Central No. 3	3472	20	48 North	3 East
Spokane Central No. 4	3472	20	48 North	3 East

Claim Name	M.S. #	Section	Township	Range
Spokane Central No. 5	3472	20	48 North	3 East
Spring	3298	15	48 North	3 East
Star	2081	13	48 North	2 East
Sullivan Extension	1228	13	48 North	2 East
Sunny	1723	2	48 North	2 East
Switzerland	2966	11	48 North	2 East
V.M. No. 1	3051	7	48 North	3 East
V.M. No. 2	3051	7	48 North	3 East
Van (1/6th interest)	2856	3	47 North	2 East
Venture	3164	2	48 North	2 East
Walla Walla	1345	18	48 North	3 East
Wellington	2977	23	48 North	2 East
Whippoorwill	1723	2	48 North	2 East
Woodrat (1/6th interest)	2856	3	47 North	2 East
Yreka No. 10	2587	19	48 North	3 East
Yreka No. 11	2587	19	48 North	3 East
Yreka No. 12	2587	30	48 North	3 East
Yreka No. 13	2587	30	48 North	3 East
Yreka No. 14	2587	30	48 North	3 East
Yreka No. 15	2587	30	48 North	3 East
Yreka No. 16	2587	30	48 North	3 East
Yreka No. 17	2587	30	48 North	3 East
Yreka No. 18	2587	30	48 North	3 East
Yreka No. 19	2587	30	48 North	3 East

Claim Name	M.S. #	Section	Township	Range
Yreka No. 20	2587	30	48 North	3 East
Yreka No. 21	2587	30	48 North	3 East
Yreka No. 22	2587	24	48 North	2 East
Yreka No. 23	2587	19	48 North	3 East
Yreka No. 24	2587	19	48 North	3 East
Yreka No. 25	2587	24	48 North	2 East
Yreka No. 26	2587	19	48 North	3 East
Zeke	3389	10	48 North	2 East
S-1	2081	18, 19	48 North	3 East
S-2	2081	18	48 North	3 East
S-3	2081	18, 19	48 North	3 East
S-4	2081	19	48 North	3 East
S-5	2081	19	48 North	3 East
S-6	2081	19	48 North	3 East
S-7	2081	19	48 North	3 East
S-8	2081	18, 19	48 North	3 East
Butte	1220	11	48 North	2 East
Apex	1041	11	48 North	2 East
Blue Bird	1229	13	48 North	2 East
Saxon	2067	11	48 North	2 East
Link	2123	12	48 North	2 East
Spur	2124	12	48 North	2 East
Spear	2496	12	48 North	2 East
Marion	2583	11	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Ben Herr	2599	12	48 North	2 East
Kruger	2599	12	48 North	2 East
Philippine	2599	12	48 North	2 East
Hough	2611	12	48 North	2 East
California	2627	11	48 North	2 East
Check	2840	1	48 North	2 East
Florence	2862	11	48 North	2 East
Billy	3111	11	48 North	2 East
Lucky	3470	13	48 North	2 East
Moat	3503	17	48 North	3 East
Bunker Hill	579	12	48 North	2 East
Sullivan	580	13	48 North	2 East
Important Fraction	581	13	48 North	2 East
Phil Sheridan	604	13	48 North	2 East
Reed Fraction	607	13	48 North	2 East
Bunker Hill Millsite	608	13	48 North	2 East
Small Hopes	609	13	48 North	2 East
Bottom Dollar Fraction	629	13	48 North	2 East
Chestnut Fraction	632	13	48 North	2 East
Emma	703	12	48 North	2 East
Last Chance Millsite	703	12	48 North	2 East
Ontario	755	11	48 North	2 East
Carbonate	764	11	48 North	2 East
Silver Casket	790	11	48 North	2 East

Claim Name	M.S. #	Section	Township	Range
Turkey Buzzard	836	13	48 North	2 East
Snowslide Fraction	837	13	48 North	2 East
Silver	1085	12	48 North	2 East
Johnnesburg	1192	12	48 North	2 East
Puritan	1328	12	48 North	2 East
No. 5	1357	11	48 North	2 East
Omaha	1409	12	48 North	2 East
Legal Tender	1639	11	48 North	2 East
Triangle Fraction	2065	13	48 North	2 East

Claim Name	BLM Serial #	Section	Township	Range
BHM 1	ID106709778	1	48 North	2 East
BHM 2	ID106709779	1	48 North	2 East
BHM 3	ID106709780	1	48 North	2 East
BHM 4	ID106709781	1	48 North	2 East
BHM 5	ID106709782	1	48 North	2 East
BHM 6	ID106709783	1	48 North	2 East
BHM 7	ID106709784	1	48 North	2 East
BHM 8	ID106709785	1	48 North	2 East
NBH 1	ID106715514	11	48 North	2 East
NBH 2	ID106715515	11	48 North	2 East
NBH 3	ID106715516	11	48 North	2 East

Claim Name	BLM Serial #	Section	Township	Range
NBH 4	ID106715517	11	48 North	2 East
NBH 5	ID106715518	11	48 North	2 East
NBH 6	ID106715519	11	48 North	2 East
NBH 7	ID106715520	11	48 North	2 East
NBH 8	ID106715521	11	48 North	2 East
NBH 9	ID106715522	1	48 North	2 East
NBH 10	ID106715523	1	48 North	2 East
NBH 11	ID106715524	1	48 North	2 East
NBH 12	ID106715525	1	48 North	2 East
NBH 13	ID106715526	1	48 North	2 East
NBH 14	ID106715527	1	48 North	2 East
NBH 15	ID106715528	1	48 North	2 East
NBH 16	ID106715529	12	48 North	2 East
NBH 17	ID106715530	12	48 North	2 East
NBH 18	ID106715531	7	48 North	3 East
NBH 19	ID106715532	12	48 North	2 East
NBH 20	ID106715533	18	48 North	3 East
NBH 21	ID106715534	7	48 North	3 East
NBH 22	ID106715535	17	48 North	3 East
NBH 23	ID106715536	18	48 North	3 East
NBH 24	ID106715537	17	48 North	3 East
NBH 25	ID106715538	18	48 North	3 East
NBH 26	ID106715539	18	48 North	3 East
NBH 27	ID106715540	18	48 North	3 East

Claim Name	BLM Serial #	Section	Township	Range
NBH 28	ID106715541	18	48 North	3 East
NBH 29	ID106715542	35	48 North	2 East
NBH 30	ID106715543	35	48 North	2 East
NBH 31	ID106715544	35	48 North	2 East
NBH 32	ID106715545	35	48 North	2 East
NBH 33	ID106715546	35	48 North	2 East
NBH 34	ID106715547	35	48 North	2 East
NBH 35	ID106715548	35	48 North	2 East
NBH 36	ID106715549	35	48 North	2 East
NBH 37	ID106715550	35	48 North	2 East
NBH 38	ID106715551	36	48 North	2 East
NBH 39	ID106715552	2	47 North	2 East
NBH 40	ID106715553	2	47 North	2 East
NBH 41	ID106715554	2	47 North	2 East
NBH 42	ID106715555	2	47 North	2 East
NBH 43	ID106715556	1	47 North	2 East
NBH 44	ID106715557	1	47 North	2 East
NBH 45	ID106715558	1	47 North	2 East
NBH 46	ID106715559	3	47 North	2 East
NBH 47	ID106715560	2	47 North	2 East
NBH 48	ID106715561	3	47 North	2 East
NBH 49	ID106715562	2	47 North	2 East
NBH 50	ID106715563	1	47 North	2 East
NBH 51	ID106715564	1	47 North	2 East

Claim Name	BLM Serial #	Section	Township	Range
NBH 52	ID106715565	1	47 North	2 East
NBH 53	ID106715566	2	47 North	2 East
NBH 54	ID106715567	2	47 North	2 East
NBH 55	ID106715568	2	47 North	2 East
NBH 56	ID106715569	2	47 North	2 East
NBH 57	ID106715570	1	47 North	2 East
NBH 58	ID106715571	1	47 North	2 East
NBH 59	ID106715572	1	47 North	2 East
NBH 60	ID106715573	1	47 North	2 East
NBH 61	ID106715574	2	47 North	2 East
NBH 62	ID106715575	2	47 North	2 East
NBH 63	ID106715576	2	47 North	2 East
NBH 64	ID106715577	2	47 North	2 East
NBH 65	ID106715578	2	47 North	2 East
NBH 66	ID106715579	11	47 North	2 East
NBH 67	ID106715580	2	47 North	2 East
NBH 68	ID106715581	1	47 North	2 East
NBH 69	ID106715582	1	47 North	2 East
NBH 70	ID106715583	1	47 North	2 East